UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2008

                          PERF-GO GREEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      333-141054                 20-3079717
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
  of Incorporation)                    Number)            Identification Number)

                                645 Fifth Avenue
                            New York, New York 10022
               (Address of principal executive offices) (zip code)

                                 (212) 848-0253
              (Registrant's telephone number, including area code)

                          Perf-Go Green Holdings, Inc.
                           7425 Brighton Village Drive
                        Chapel Hill, North Carolina 27515
          (Former name or former address, if changed since last report)

                                   Copies to:
                              Adam P. Silvers, Esq.
                         Ruskin Moscou Faltischek, P.C.
                               1425 RexCorp Plaza
                            Uniondale, New York 11556
                              Phone: (516) 663-6600
                               Fax: (516) 663-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 11, 2008, the executive officers of Perf-Go Green Holdings, Inc. (the "Company"), in consultation with the audit committee of its board of directors and its independent registered public accounting firm, Berman & Company, P.A., determined that the audited financial statements of Perf-Go Green, Inc. ("Perf-Go Green") as of March 31, 2008 and for the period from November 15, 2007 (inception) to March 31, 2008 (the "Financial Statements") previously filed with the Securities and Exchange Commission (the "SEC") in the Company's Current Report on Form 8-K on May 16, 2008 should no longer be relied upon and (ii) the Financial Statements should be restated. Perf-Go Green was acquired by the Company in a reverse acquisition on May 13, 2008. In the original issuance of the Financial Statements, the Company did not assign a fair value to the warrants issued in connection with the convertible notes and warrants sold by Perf-Go Green in January and February 2008. Generally accepted accounting principles require that a fair value be assigned to those warrants and that such amount be recorded as debt discount and amortized over the life of the related debt. Because the notes were converted to equity shortly after issuance, generally accepted accounting principles require that the remaining debt discount be charged to operations. The Company has determined that the fair value of those warrants was approximately $669,000. Accordingly, retained earnings and additional paid in capital have been restated as of March 31, 2008 and the net loss and loss per common share on a basic and diluted basis for the period then ended has been increased.

Accordingly, the Company intends to file, as promptly as practicable, an amended Current Report on Form 8-K to reflect the restated Financial Statements.

The executive officers of the Company discussed with the Company's independent auditors the matters disclosed in this Item 4.02.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Perf-Go Green Holdings, Inc.


August 15, 2008                                     By:  /s/ Anthony Tracy
                                                       -------------------------
                                                       Anthony Tracy
                                                       President



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